ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

ARTICLES OF INCORPORATION (PURSUANT TO NRS CHAPTER 78)	Filed in the office of	Document Number 20080569716-74
	/s/ Ross Miller Ross Miller	Filing Date and Time 08/25/2008 8:00 AM
	Secretary of State State of Nevada	Entity Number EO552672008-8

USE BLACK INK ONLY – DO NOT HIGHLIGHT					ABOVE SPACE IS FOR OFFICE USE ONLY
1. Name of Corporation:	SOLAR SYSTEMS LTD.
2. Registered Agent for Service of Process: (check only one box)	(X) Commercial Registered Agent:		PARACORP INCORPORATED
Name
	( ) Noncommercial Registered Agent		OR	( ) Office or Position with Entity
	(name and address below)			(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address		City			Zip Code
Nevada
	Mailing Address (if different from street address)		City			Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)					Number of
	Number of	1,000,000 Class A			shares
	shares with	Preferred	Par value	.0001	without
	par value:	75,000,000 Common	per share: $	.0001	par value::	0
4. Names and Addresses of the Board of Directors / Trustees: (each Director / Trustee must be a natural person at least 18 years of age; attach additional page if more than 2 directors / trustees	1)		Jacqueline Danforth
Name
	318 N Carson St #208		Carson City		NV	89701
	Street Address		City		State	Zip Code
2)
Name

	Street Address		City		State	Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)
	Michel Calkins c/o Paracorp Incorporated		X /s/ Michele Calkins
	Name		Incorporator Signature
	318 N Carson Street #208		Carson City		NV	89701
	Address		City		State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named Entity.

	X /s/ Michele Calkins				8/25/08
	Authorized signature of Registered Agent or On Behalf of Registered Agent Entity				Date

This form must be accompanied by appropriate fees.					Nevada Secretary of State NRS 78 Articles
Revised on 7-1-08